SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 18, 2005
Date of Report
(Date of Earliest Event Reported)

Total System Services, Inc.
(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10254	58-1493818
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 First Avenue, Columbus, Georgia 31901
(Address of principal executive offices) (Zip Code)

(706) 649-2267
(Registrant’s telephone number, including area code)

————————————————————————
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| |	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| |	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| |	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| |	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
In May, 1996, Total System Services, Inc. (the "Registrant") and Visa U.S.A., Inc. ("Visa U.S.A.") formed a joint venture, Vital Processing Services L.L.C. ("Vital"), which offers fully integrated merchant transaction and related electronic transaction processing services to financial and non financial institutions and their merchant customers. Currently, each of the Registrant and Visa U.S.A. owns a 50% interest in Vital.

On January 18, 2005, the Registrant, Visa U.S.A., Merchant Processing Holdings, Inc., a wholly owned subsidiary of Visa U.S.A. ("MPH" and together with Visa U.S.A., "Visa") and Vital entered into a Purchase Agreement (the "Purchase Agreement") pursuant to which the Registrant will purchase from Visa the 50% interest in Vital currently owned by Visa, subject to the terms and conditions set forth in the Purchase Agreement. Pursuant to the Purchase Agreement and subject to the terms and conditions contained in the Purchase Agreement, upon consummation of the transaction, Vital will become a wholly owned subsidiary of the Registrant. Pursuant to the Purchase Agreement, the aggregate consideration to be paid by the Registrant in connection with the transaction is $95.0 million.

The transaction is expected to close in the first quarter of 2005 and is subject to regulatory approval as well as other customary closing conditions.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

Item 2.02	Results of Operations and Financial Condition.
On January 18, 2005, Registrant issued a press release and will hold an investor call and webcast on January 19, 2005 to disclose financial results for year ended December 31, 2004. The press release and Supplemental Information for use at this investor call are attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference. This information shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference into any document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

On January 18, 2005, Registrant issued a press release announcing that it had entered into a Purchase Agreement pursuant to which it will purchase from Visa the 50% interest in Vital currently owned by Visa. The press release is attached hereto as Exhibit 99.3 and incorporated herein by reference.

See also Item 2.02 above.

Item 9.01	Financial Statements and Exhibits.

	(c)	Exhibits
	Exhibit No.	Description
	2.1	Purchase Agreement
	99.1	Registrant's press release dated January 18, 2005 in connection with financial results
	99.2	Supplemental Information prepared for use with the press release
	99.3	Registrant's press release dated January 18, 2005 in connection with Vital

Signature Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC. ("Registrant")

Dated: January 18, 2005	By:/s/ Kathleen Moates
Kathleen Moates Senior Deputy General Counsel

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